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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Enesco Group, Inc. (the "Company") for the annual period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cynthia Passmore-McLaughlin, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

                                                                  March 31, 2004
                                            By:  /s/ Cynthia Passmore-McLaughlin
                                            ------------------------------------
                                          President and Chief Executive Officer